UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 10, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On August 10, 2001, US Airways Group, Inc. issued a news release (see Exhibit 99 below).

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                   Description
------------                                                   -----------

     99                          News release dated August 10, 2001 of US Airways Group, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: August 10, 2001                                             By:    /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

                                                                                US Airways, Inc. (REGISTRANT)

Date: August 10, 2001                                             By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

Exhibit 99

US AIRWAYS GROUP PROVIDES GUIDANCE ON THIRD-QUARTER
NET LOSS, AND ON IMPAIRMENT CHARGE

     ARLINGTON, Va., Aug. 10, 2001 -- As stated during the Company's second-quarter earnings conference call on July 18, 2001, US Airways' revenues remain under pressure during the third quarter of 2001. As businesses are reacting to softening economic conditions and declining consumer confidence, the Company continues to experience weakness in business travel, as seen in the decline of close-in business bookings. Given the recent revenue trends and the outlook for the balance of the quarter, the Company expects a net loss for the third quarter of 2001 to be in excess of $160 million before unusual items.

     US Airways also will take a pre-tax charge of approximately $405 million in the third quarter to write down its fleet of Fokker 100, Boeing 737-200, and MD-80 aircraft and certain related assets, in accordance with SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of."

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, is contained in a Form 8-K filed today with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Reporters needing additional information should contact US Airways Corporate Communications at (703) 872-5100.

NUMBER: 4128